UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2020

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BJ'S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

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California	0-21423	33-0485615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7755 Center Avenue, Suite 300
Huntington Beach, California 92647

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (714) 500-2400

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	BJRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Effective May 18, 2020, Keith Pascal was appointed to serve as a member of the Board of Directors of BJ's Restaurants, Inc. (the "Company"). Mr. Pascal will serve as a member of the Nominating and Governance Committee of the Board.

Mr. Pascal was appointed to the Board as the director nominee of the Investor under the Investor Rights Agreement, dated as of May 5, 2020, between the Company and SC 2018 Trust LLC. A description of the Investor Rights Agreement and certain related transactions is included in Item 1.01 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 4, 2020 and is incorporated herein by this reference.

In connection with his service as a member of the Board, Mr. Pascal will be paid in accordance with the terms described in the section titled “Director Compensation” contained in Part III, Item 11 of the Company’s Annual Report on Form 10-K for fiscal 2019, filed with the Securities and Exchange Commission on February 25, 2020, as amended by Amendment No. 1 thereto filed on April 22, 2020, as such compensation may be amended from time to time, which description is incorporated herein by this reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the appointment of Mr. Pascal to the Board of Directors described in Item 5.02 above, the Board approved an increase to the number of directors from nine to ten pursuant to Article III, Section 2 of the Company's Bylaws.

Item 9.01 Exhibits

Exhibit No.	Description

10.1	Form of Investor Rights Agreement between the Company and SC 2018 Trust, LLC, incorporated by reference to the Company's Current Report on Form 8-K filed on May 4, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ'S RESTAURANTS, INC. (Registrant)

May 20, 2020	By:	/s/ GREGORY A. TROJAN
Gregory A. Trojan,
Chief Executive Officer and Director